HIGHLAND FUNDS I

Highland/iBoxx Senior Loan ETF (the “Fund”)

Supplement dated September 22, 2020 to the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”), each dated October 31, 2019, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus, the Prospectus and the SAI and should be read in conjunction with the Summary Prospectus, the Prospectus and the SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, the Prospectus and the SAI.

Effective immediately, Jon Poglitsch will no longer serve as the portfolio manager of the Fund. Effective immediately, David Owens has been added as portfolio manager of the Fund and is primarily responsible for the Fund’s investments. Accordingly, the Fund’s Summary Prospectus, Prospectus and SAI are hereby amended and supplemented as follows:

1.	All references to Mr. Poglitsch contained in the Fund’s Summary Prospectus, Prospectus and SAI are hereby deleted.

2.	The following paragraph and table are hereby added under the “Portfolio Management” section of the Summary Prospectus and the corresponding section of the Prospectus:

The portfolio manager for the Fund is David Owens. Mr. Owens has managed the Fund since September 2020:

Portfolio Manager	Portfolio Manager Experience in this Fund	Title with Adviser
David Owens	Less than 1 year	Senior Trading and Structured Products Analyst

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUS, PROSPECTUS AND SAI FOR FUTURE REFERENCE.

HFI-SNLN-SUPP-0920